SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2004

Newtek Business Services, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Quentin Roosevelt Blvd., Garden City, New York	11554
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 390-2260

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words “believe,” “will be able,” “anticipate,” “estimate,” “should,” “will,” “expect,” “continue,” “intend” or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the operations and business environment of Newtek Business Services, Inc. that could render actual outcomes and results materially different than predicted. Our forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which we operate; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by us; our ability to employ and retain qualified employees; changes in government regulations that are applicable to our regulated small business lending; our ability to identify and complete acquisitions and successfully integrate the businesses we acquire; changes in the demand for the services we or our affiliates offer; the degree and nature of competition; and general volatility of the capital markets and the market price of our common stock. While we believe that our assumptions are reasonable at the time forward-looking statements were made, we caution that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update such statements in light of new information or otherwise.

ITEM 2. Acquisition or Disposition of Assets

On April 28, 2004, Newtek Business Services, Inc., or the Registrant, signed an Asset Purchase Agreement to purchase substantially all of the assets of CrystalTech Web Hosting, Inc., or CrystalTech, based in Phoenix, Arizona. The acquisition was completed on July 8, 2004. Registrant’s acquisition subsidiary has adopted the name of “CrystalTech Web Hosting, Inc.” and plans to operate the business with substantially all of the former employees and management team. Included in the assets acquired were the leases on the real estate used in the CrystalTech business; we plan to continue operations in the same facilities for the foreseeable future.

We paid $10,000,000 in cash and 69,444 shares of our common stock, equal in market value to $250,000. An equal number of shares of our common stock were awarded as restricted stock to employees who remain with the new CrystalTech subsequent to the acquisition. Additional contingent payments would be made after one and two years of, in the aggregate, $1,250,000 in cash and 486,111 shares of our common stock, if CrystalTech achieves certain profitability goals. The consideration paid for CrystalTech was determined by management and our board to be appropriate based on (i) a discounted cash flow analysis of CrystalTech’s business, (ii) comparable traded webhosting company valuations, (iii) precedent transaction valuations in the recent past and (iv) a valuation analysis of CrystalTech’s assets pursuant to FASB 141 and in consultation with outside professional and financial advisor. The cash portion of the consideration paid represents approximately one-half of the proceeds of a public offering we completed on July 2, 2004.

CrystalTech’s founder, sole stockholder and Chief Executive Officer, Tim Uzzanti has entered into a two-year employment agreement with our subsidiary. Two other key managers have agreed to stay on to manage the company’s technical and customer service response operations.

A copy of our press release dated July 9, 2004 is attached as Exhibit 99.1 and a copy of the Asset Purchase Agreement was attached as Exhibit 2.1 to our Current Report on Form 8-K filed April 30, 2004, and is incorporated herein by reference. Required financial statements and pro forma financial information are also incorporated by reference to previous filings with the Securities and Exchange Commission, as set forth in Item 7, below.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

The financial statements required by this Item for CrystalTech and the pro forma financial information for CrystalTech and the Registrant have been previously filed and are incorporated herein by reference as follows:

•	the audited balance sheet and related statements of operations, shareholder’s deficit, and cash flows at and for the years ended December 31, 2002 and 2003 are incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K filed April 30, 2004;

•	the unaudited balance sheet and related statements of operations, shareholder’s deficit, and cash flows at and for the three months ended March 31, 2004 are incorporated by reference to our Registration Statement on Form S-1 (File No. 333-115615), at pages F 4-1 to F 4-5;

•	(i) the unaudited pro forma condensed consolidated balance sheet for the Registrant and CrystalTech as of March 31, 2004 and (ii) unaudited pro forma condensed consolidated statements of income for the Registrant and CrystalTech for the year ended December 31, 2003 and the three months ended March 31, 2004, all with accompanying notes are incorporated by reference to our Registration Statement on Form S-1 (File No. 333-115615), at pages 66-71.

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EXHIBIT NUMBER	DESCRIPTION
2.1*	Asset Purchase Agreement, dated April 28, 2004, between Newtek Business Services, Inc., and CrystalTech Web Hosting, Inc. (including a listing of omitted schedules); incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed April 30, 2004.

99.1	Newtek Business Service, Inc. press release, dated July 9, 2004.

99.2*	CrystalTech Web Hosting, Inc. Financial Statements, December 31, 2003 and 2002; incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K filed April 30, 2004

99.3*	CrystalTech Web Hosting, Inc. Unaudited Financial Statements, March 31, 2004; incorporated by reference to the financial statements set forth in our Registration Statement on Form S-1 (File No. 333-115615), at pages F 4-1 through F 4-5.

99.4*	The unaudited pro forma condensed consolidated balance sheet for the Registrant and CrystalTech as of March 31, 2004 showing the effect of the transaction as if it had been completed on March 31, 2004 and (ii) unaudited pro forma condensed consolidated statements of income for the Registrant and CrystalTech for the year ended December 31, 2003 and the three months ended March 31, 2004 as if it had been completed on January 1, 2003, are incorporated by reference to our Registration Statement on Form S-1 (File No. 333-115615), at pages 66-71.

*	Incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 13, 2004

NEWTEK BUSINESS SERVICES, INC.

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chairman of the Board, Chief Executive Officer, and Secretary

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
2.1*	Asset Purchase Agreement, dated April 28, 2004, between Newtek Business Services, Inc., and CrystalTech Web Hosting, Inc. (including a listing of omitted schedules); incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed April 30, 2004.

99.1	Newtek Business Service, Inc. press release, dated July 9, 2004.

99.2*	CrystalTech Web Hosting, Inc. Financial Statements, December 31, 2003 and 2002; incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K filed April 30, 2004

99.3*	CrystalTech Web Hosting, Inc. Unaudited Financial Statements, March 31, 2004; incorporated by reference to the financial statements set forth in our Registration Statement on Form S-1 (File No. 333-115615), at pages F 4-1 through F 4-5.

99.4*	The unaudited pro forma condensed consolidated balance sheet for the Registrant and CrystalTech as of March 31, 2004 showing the effect of the transaction as if it had been completed on March 31, 2004 and (ii) unaudited pro forma condensed consolidated statements of income for the Registrant and CrystalTech for the year ended December 31, 2003 and the three months ended March 31, 2004 as if it had been completed on January 1, 2003, are incorporated by reference to our Registration Statement on Form S-1 (File No. 333-115615), at pages 66-71.

*	Incorporated by reference.

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